                               WARRANT AGREEMENT


         This WARRANT AGREEMENT (this "Agreement"), dated as of January 14, 2002, is between ULTRAK, INC., a Delaware corporation (the "Company"), and GEORGE K. BROADY ("Grantee").

                              W I T N E S S E T H:

         WHEREAS, in connection with, and as partial consideration for, Grantee's execution of that certain Guaranty to Briarwood Waters Ridge LP for the benefit of the Company and Ultrak Operating, L.P., an affiliate of the Company, the Board of Directors of the Company desires to grant to Grantee warrants (the "Warrants") to purchase 200,000 shares of Common Stock of the Company ("Common Stock"); and

         WHEREAS, this Agreement is executed and the Warrants are granted pursuant to the Indemnification Agreement.

         NOW, THEREFORE, in consideration of the premises, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant. Subject to the terms and conditions hereof, Grantee is hereby granted Warrants by which Grantee has the right to purchase, at any time prior to January 14, 2005 (the "Expiration Date"), at 5:00 p.m., Dallas, Texas time on such date, up to 200,000 shares of Common Stock (the "Shares"). One Share is hereinafter referred to as a "Warrant Security" and multiple Shares are collectively referred to as the "Warrant Securities."

         2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

         3. Exercise of Warrant. The Warrants initially are exercisable at an aggregate initial exercise price (subject to adjustment as provided in Section 8 hereof) per Warrant Security set forth in Section 6 hereof payable by certified or official bank check, subject to adjustment as provided in Section 8 hereof. In the alternative, each Holder may exercise its right to receive Warrant Securities on a net basis, such that without the exchange of any funds, the Holder receives that number of Warrant Securities otherwise issuable upon exercise of its Warrants less that number of Warrant Securities having a fair market value equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares being issued. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Securities purchased, at the Company's principal offices (presently located at 1301 Waters Ridge Drive, Lewisville, Texas 75057), the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holders thereof, in whole or in increments of at least the lesser of 25,000 Shares or the unexercised balance of all Warrant Securities (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all Warrant Securities purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Securities purchasable thereunder.

         4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock and/or other securities, properties or rights underlying such Warrants shall be made forthwith (and in any event within fifteen (15) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         5. Restriction On Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof in violation of the Securities Act (as defined below). This Agreement is binding upon any Holder(s) of a Warrant Certificate and their respective heirs, successors, and permitted assigns. The Holder may assign interests granted by this Agreement in amounts of at least 25,000 Warrant Securities, provided that the transferee agrees to be bound by the terms of this Agreement as if such transferee were a Holder and, provided further, that the assignment is made pursuant to an effective registration statement under the Securities Act or a valid exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). If requested by the Company, the Holder must also furnish to the Company an opinion of counsel reasonably satisfactory to the Company to such effect.

         6. Exercise Price.

              6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 8 hereof, the initial exercise price of each Warrant shall be $1.64 per Warrant Security. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

              6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

         7. Restrictive Legends. The Warrant Certificates, any certificates representing the Shares underlying the Warrants and any of the other securities issuable upon exercise of the Warrants shall bear substantially the following restrictive legend:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act,
(ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

         8. Adjustments to Exercise Price and Number of Securities.

              8.1 Adjustments for Change in Capital Stock. If at any time after the date of this Agreement, the Company:

                 (a) pays a dividend or makes a distribution on its Common Stock exclusively in shares of its Common Stock;

                 (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

                 (c) combines its outstanding shares of Common Stock into a smaller number of shares;

                 (d) pays a dividend or makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                 (e) issues by reclassification of its Common Stock any shares of its capital stock;

then the Holders of the unexercised Warrants shall thereafter be entitled to receive, upon the exercise of such Warrants, the same shares of Common Stock and other securities that they would have owned or been entitled to receive immediately after such event as if the Warrants had been exercised immediately prior to such event. The adjustment pursuant to this Section 8.1 shall be made successively each time that any event listed in this Section 8.1 above shall occur. Upon each adjustment in the number of shares for which a Warrant is exercisable pursuant to this Section 8.1, the Exercise Price for such Warrants shall be adjusted to equal an amount per share of Common Stock equal to the Exercise Price before such adjustment multiplied by a fraction, of which the numerator is the number of shares of Common Stock for which a Warrant is exercisable immediately before giving effect to such adjustment, and the denominator of which is the number of shares of Common Stock for which a Warrant is exercisable immediately after giving effect to such adjustment.

              8.2 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

         8.3 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

         8.4 No Adjustment of Exercise Price in Certain Cases. Notwithstanding anything to the contrary herein, no adjustment of the Exercise Price or number of shares of Common Stock shall be made:

         (a) If the amount of such adjustment shall be less than two cents ($.02) per Warrant Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents ($.02) per Warrant Security; or

         (b) If the Exercise Price would be less than the par value per share of Common Stock.

         8.5 Statement on Warrant Certificate. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrant Certificate or certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         9. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designed by the Holder thereof at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

         10. Elimination of Fractional Interests. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of Warrants. Warrants may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares of Common Stock. If one or more Warrants shall be presented for exercise in full at the same time by the same Holder, the number of whole shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions provided herein, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the then current Market Price of a share of Common Stock. As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by The Nasdaq Stock Market's National Market or SmallCap Market ("Nasdaq"), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by Nasdaq, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted by the NASD or such similar organization, the fair market value of a share of Common Stock as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

         11. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

         12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable other than in cash, or a cash dividend or distribution payable other than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of such events, the Company shall give written notice of such event to the Holders at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer book, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         13. Registration Rights. The 200,000 Shares are, for purposes of this
Section 13, referred to as the "Registrable Shares".

                (a) If written demand is made by a Holder or Holders requesting registration of at least 100,000 Registrable Shares, then the Company will use all reasonable best efforts to promptly file a registration statement under the Securities Act of 1933, as amended (the "Act"), to effect the registration under the Act of the Registrable Shares to be registered by the selling Holders, subject to the other provisions hereof. The Holders will have the right to only one demand registration pursuant to this Section 13(a).

                (b) If at any time the Company shall determine to register any shares of Common Stock under the Act, other than on a Form S-8 or Form S-4 or the then equivalent forms, then it shall promptly send each Holder written notice of such determination and, if within 15 days after receipt of such notice, Holders shall request in writing to include at least 100,000 Registrable Shares in the registration, then the Company shall use its reasonable best efforts to include in such registration the Registrable Shares so requested to be registered on the same terms and conditions as any other shares of Common Stock included therein, and to effect the registration of such Registrable Shares under the Act, subject to the other provisions hereof.

                (c) If a managing underwriter is participating in such registration and advises the Company in writing that marketing factors require a limitation on the number of Registrable Shares to be included in any registration statement filed pursuant to this Agreement or if the Board of Directors of the Company (the "Board") reasonably determines that the registration of such Registrable Shares would materially adversely affect an important business situation, transaction, or negotiation affecting the Company at the time, then such Registrable Shares may be omitted from the registration statement to the extent necessary to consummate the offering on terms reasonably acceptable to the Company and the managing underwriter, and the Company shall so advise each Holder. Additionally, if the managing underwriter advises the Company in writing that market factors require that the registration of the Registrable Shares be deferred, or if the registration of any of the Registrable Shares, if not deferred, would, in the reasonable opinion of the Board, determined reasonably and in good faith, materially and adversely affect an important business situation, transaction, or negotiation affecting the Company at the time, then the Company may defer the filing of such registration statement for the minimum number of days necessary but in no event may the filing be deferred for more than 120 days.

                (d) If and whenever the Company is required by the provisions hereof to use all reasonable best efforts to effect the registration of Registrable Shares under the Act, the Company will:

                   (i) Prepare and file with the United States Securities and Exchange Commission (the "SEC") the appropriate registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective for 90 days or until the intended distribution is completed, whichever first occurs;

                   (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for 90 days or until the intended distribution is completed, whichever first occurs, and to comply with the requirements of the Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement;

                   (iii) Furnish to each selling Holder copies of a prospectus, including a preliminary prospectus, complying with the requirements of the Act;

                   (iv) Use its reasonable best efforts to register or qualify the Registrable Shares covered by such registration statement under such securities or blue sky laws as the managing underwriter for the offering designates; provided, however, that the Company shall not be required to qualify as a foreign Company in any such jurisdiction or be required to execute a consent to submit generally to the jurisdiction of the courts of such jurisdiction or to escrow any of its securities;

                   (v) Supply the managing underwriter and each selling Holder with copies of all correspondence and communications between the Company and the SEC relating to all registration statements, notifications, or offering circulars provided for hereunder and covering any Registrable Shares; and

                   (vi) Endeavor to cause the Company's counsel and accountants to furnish the managing underwriter with such documents, opinions, and confirmations as may be called for by the managing underwriter and which are in the usual form incident to and as are normally required in an underwritten offering.

                (e) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required by this Agreement to register any Registrable Shares under the Act or under any state securities law if, in the opinion of counsel for the Company, the proposed sale or transfer of the Registrable Shares as to which registration is requested is exempt from the registration provisions of the Act.

                (f) Each selling Holder shall indemnify and hold harmless the Company and its officers, directors, and each person (if any) who controls the Company within the meaning of Section 15 of the Act or
         Section 20 of the Securities Exchange Act of 1934, and the Company shall indemnify and hold harmless each selling Holder, against any losses, claims, damages, or liabilities to which each selling Holder may become subject, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which shares of the Stock are registered under the Act, or in any preliminary prospectus, final prospectus, or amendment or supplement to any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is based upon information concerning such indemnifying party, furnished, in the case of each selling Holder, in writing, by or for the account of each selling Holder to the Company in connection with the preparation and filing of the registration statement. The indemnifying party will reimburse any legal and other expenses reasonably incurred by any indemnified party in connection with investigating or defending any such loss, claim, damage, liability, or action incurred by the indemnified party as a result of the misinformation furnished by the other party.

                (g) All costs and expenses of the Company in connection with any registration statement prepared and filed in accordance with this Agreement including (but not limited to) federal and state registration and filing fees, printing expenses, and the fees and disbursements of counsel and independent accountants and other experts of the Company, shall be borne by the Company to the fullest extent permitted by applicable law; provided, however, that the Company shall not be obligated to pay the fees and disbursements of separate counsel of each selling Holder, any underwriting commissions or discounts relating to each selling Holder's Registrable Shares, or any other costs and expenses separately incurred by each selling Holder.

         14. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

                (a) If to a registered Holder of the Warrants, to the address of each such Holder as shown on the books of the Company; or

                (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

         15. Supplements and Amendments. The Company and Grantee may from time to time supplement or amend this Agreement without the approval of any Holders of the Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Grantee may deem necessary or desirable and which the Company and Grantee deem shall not adversely affect the interests of the Holders of the Warrant Certificates. If Grantee no longer owns any Warrants, then this Agreement may be amended by the Company and the Holders of a majority of the then outstanding Warrants.

         16. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

         17. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of such State without giving effect to the rules of such State governing the conflicts of laws.

         18. Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

         19. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

         20. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor shall they be construed as, a part of this Agreement and shall be given no substantive effect.

         21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Grantee and any other registered Holder(s) of the Warrant Certificates or Warrants Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company and Grantee and any other registered Holders of Warrant Certificates or Warrant Securities.

         22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         23. Representations and Warranties. The Company represents and warrants as of the date hereof as follows: (i) the Company and each of its material Subsidiaries (a) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite corporate or other power and authority to own its properties and carry on its business as now being and as proposed to be conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business or the ownership of its assets makes such qualification necessary and where the failure to be so qualified would have a material adverse effect; (ii) the Company has the power and authority and legal right to execute, deliver and perform its respective obligations under this Agreement; and (iii) the execution, delivery, and performance by the Company of this Agreement and compliance with the terms and provisions hereof has been duly authorized by all requisite corporate action on the part of the Company and does not and will not violate or conflict with, or result in a breach (whether through notice or lapse of time) of or require any consent under the Certificate of Incorporation or bylaws of the Company or any amendments to any of the foregoing.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                  ULTRAK, INC.


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                                  ______________________________________________
                                  GEORGE K. BROADY

                                   EXHIBIT A
                         [FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


                           EXERCISABLE ON OR BEFORE
                5:00 P.M., DALLAS, TEXAS TIME, JANUARY 14, 2005

 No. W-002                                           Warrants to Purchase
                                                200,000 Shares of Common Stock

WARRANT CERTIFICATE


         This Warrant Certificate certifies that george k. broady, or registered assigns, is the registered holder of Warrants to purchase, until January 14, 2005 (the "Expiration Date") pursuant to that certain Warrant Agreement (the "Warrant Agreement") by and between Ultrak, Inc., a Delaware corporation (the "Company"), and George K. Broady ("Grantee"), at 5:00 p.m. Dallas, Texas time on the Expiration Date, 200,000 fully-paid and non-assessable shares of common stock, $0.01 par value ("Common Stock") of the Company, at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $1.64 per share, of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of January 14, 2002, by and between the Company and Grantee. Payment of the Exercise Price shall be made by certified or official bank check payable to the order of the Company, or alternatively through other exercise as specified in the Warrant Agreement.

         No Warrant may be exercised after 5:00 p.m., Dallas, Texas time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. If any term of this Warrant Certificate conflicts with the terms of the Warrant Agreement, then the terms of the Warrant Agreement shall control and prevail.



Exhibit A - Page 1

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.


         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

         Dated as of January 14, 2002.

                                            ULTRAK, INC.,
                                            a Delaware corporation


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


Exhibit A - Page 2
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                              ELECTION TO PURCHASE


         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___________ shares of Common Stock and herewith tenders in payment for such shares of Common Stock cash or a certified or official bank check payable to the order of ___________________________________ in the amount of $__________, all in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _____________________________________, whose address is ___________________
_____________________________, and that such Certificate be delivered to whose address is _____________________________________________________.




Dated:____________________        Signature:____________________________________
                                           (Signature  must  conform in all
                                           respects to name of holder  as
                                           specified  on the  face  of the
                                           Warrant Certificate)


                     ____________________________________
                     ____________________________________
                       (Insert Social Security or Other
                         Identifying Number of Holder)





Election to Purchase - Page 1
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                                  ASSIGNMENT

            (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate)


         FOR VALUE RECEIVED_____________________________________________________

hereby sells, assigns and transfers unto________________________________________
________________________________________________________________________________
                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:_________________________      Signature:_________________________________
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face of the
                                              Warrant Certificate)




                      ____________________________________
                      ____________________________________
                       (Insert Social Security or Other
                        Identifying Number of Assignee)


Assignment -- Page 1